UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DEERE & COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 28, 2018.

DEERE & COMPANY

DEERE & COMPANY
STOCKHOLDER RELATIONS
ONE JOHN DEERE PLACE
MOLINE, IL 61265

Meeting Information
Meeting Type:	Annual
For holders as of:	December 29, 2017
Date: February 28, 2018 Time: 10:00 a.m. CST
Location: Deere & Company World Headquarters One John Deere Place Moline, IL 61265

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of the 2018 Annual Meeting, the Fiscal 2017 Proxy Statement, Form of Proxy, and the Fiscal 2017 Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 14, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Telephone: Follow the instructions on the proxy card to submit your voting instructions telephonically.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: Submit your voting instructions at the meeting by filling out a ballot which, upon request, will be provided to you during the meeting.
Shareholder Meeting Registration: To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

Voting Items

The Board of Directors recommends a vote FOR all Nominees.

1a.	Election of Director:	Samuel R. Allen
1b.	Election of Director:	Vance D. Coffman
1c.	Election of Director:	Alan C. Heuberger
1d.	Election of Director:	Charles O. Holliday, Jr.
1e.	Election of Director:	Dipak C. Jain
1f.	Election of Director:	Michael O. Johanns
1g.	Election of Director:	Clayton M. Jones
1h.	Election of Director:	Brian M. Krzanich
1i.	Election of Director:	Gregory R. Page
1j.	Election of Director:	Sherry M. Smith
1k.	Election of Director:	Dmitri L. Stockton
1l.	Election of Director:	Sheila G. Talton

The Board of Directors recommends a vote FOR the following Proposal:

2.	Advisory vote on executive compensation

The Board of Directors recommends a vote FOR the following Proposal:

3.	Re-approve the John Deere Long-Term Incentive Cash Plan

The Board of Directors recommends a vote FOR the following Proposal:

4.	Ratification of the appointment of Deloitte & Touche LLP as Deere's independent registered public accounting firm for fiscal 2018

The Board of Directors recommends a vote AGAINST the following Proposal:

5.	Stockholder Proposal - Special Shareowner Meetings